                                                                   EXHIBIT 10.12

                            VIVID TECHNOLOGIES, INC.



            SERIES C AND SERIES D PREFERRED STOCK PURCHASE AGREEMENT



                                January 25, 1991

                               TABLE OF CONTENTS
                               ----- -- --------

Section                                                     Page
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
1.  Authorization; Purchase and Sale of Securities........     1

    1.01  Authorization of the Securities.................     1
    1.02  Sale of the Securities..........................     1
    1.03  The Closing.....................................     2
    1.04  Use of Proceeds.................................     2

2.  Representations and Warranties of the Company.........     2

    2.01  Organization and Good Standing..................     2
    2.02  Capitalization..................................     2
    2.03  Financial Statements............................     3
    2.04  Absence of Changes..............................     3
    2.05  Compliance with Other Instruments...............     4
    2.06  Authorization...................................     4
    2.07  Finders.........................................     4
    2.08  Taxes...........................................     4
    2.09  Litigation......................................     5
    2.10  Properties......................................     5
    2.11  Compliance with Law.............................     5
    2.12  Subsidiaries, Joint Ventures....................     5
    2.13  Contracts and Commitments.......................     5
    2.14  Outstanding Indebtedness........................     5
    2.15  Patents, Trademarks.............................     6
    2.16  Conflicting Agreements..........................     6
    2.17  Compliance with Securities Act of 1933..........     6
    2.18  Disclosure......................................     6
    2.19  Closing Date....................................     7

3.  Representations and Warranties of Founders............     7

    3.01  Conflicting Agreements..........................     7
    3.02  Conflict of Interests...........................     7

4.  Representations and Warranties of Investor............     8

    4.01  Investment Intent...............................     8
    4.02  Authorization...................................     8
    4.03  Restricted Securities...........................     8
    4.04  Finders.........................................     8

Section                                                     Page
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
5.  Covenants of the Company..............................     9

    5.01  Compliance with Law.............................     9
    5.02  Accounting System...............................     9
    5.03  Board of Directors..............................     9
          (a) Representatives of Preferred
              Shareholders................................     9
          (b) Voting Agreement............................    10
          (c) Expense of Directors........................    10
          (d) Board Approval Requirements.................    10
    5.04  Inspection......................................    10
    5.05  Financial Statements and Other
          Information.....................................    11
    5.06  Key Man and Other Insurance.....................    12
    5.07  Proprietary Information Agreements..............    12
    5.08  Material Changes and Litigation.................    12
    5.09  Executive Compensation..........................    12
    5.10  Transactions with Affiliates....................    13
    5.11  Dividends.......................................    13
    5.12  Issuance of Stock...............................    13
    5.13  Merger; Sale of Assets..........................    13

6.  Conditions to Obligations of Investors at
      the Closing.........................................    13

    6.01  Representations and Warranties Correct..........    14
    6.02  Performance of Covenants and Agreements.........    14
    6.03  Opinion of Counsel to the Company...............    14
    6.04  Legal Action....................................    16
    6.05  Filing of Articles of Amendment.................    16
    6.06  Shareholders Agreement..........................    16
    6.07  Compliance Certificate..........................    16
    6.08  Proceedings Satisfactory........................    16

7.  Conditions to Obligations of the Company
      at the Closing......................................    16

8.  Participation in Future Offerings.....................    17

    8.01  Eligible Offerings; Notice......................    17
    8.02  Acceptance......................................    17
    8.03  Percentage Interest.............................    17
    8.04  Excluded Offerings..............................    17
    8.05  No Accumulation.................................    18
    8.06  Rights Personal.................................    18
    8.07  Termination of Rights...........................    18

Section                                                     Page
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

9.  Registration Rights...................................    18

    9.01  Certain Definitions.............................    18
    9.02  Sale or Transfer of the Shares..................    19
    9.03  Required Registration...........................    20
    9.04  Incidental Registrations........................    20
    9.05  Registration Procedures.........................    22
    9.06  Allocation of Expenses..........................    23
    9.07  Indemnification.................................    23
    9.08  Indemnification with Respect to
          Underwritten Offering...........................    24
    9.09  Rule 144 Reporting..............................    25

10. Definitions...........................................    25

11. Miscellaneous Provisions..............................    26

    11.01  1989 Investor Consent and Waiver...............    26
    11.02  Construction...................................    26
    11.03  Notices........................................    26
    11.04  Assignment.....................................    27
    11.05  Succession to Rights...........................    27
    11.06  Amendments and Waiver..........................    27
    11.07  Counterparts...................................    28
    11.08  Headings.......................................    28
    11.09  Expenses.......................................    28
    11.10  Confidential Information.......................    28
    11.11  Knowledge and Absence of Personal
           Liability of Certain Persons...................    28


Exhibits
--------

    List of Investors.....................................  Exhibit A
    Articles of Amendment.................................  Exhibit B
    Amended Shareholders Agreement........................  Exhibit C

           SERIES C AND SERIES D PREFERRED STOCK PURCHASE AGREEMENT
           --------------------------------------------------------


    This Agreement, made and entered into the 25th day of January, 1991 by and among VIVID TECHNOLOGIES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the "Company"), and the investors listed on Exhibit A hereto (the "Investors"), which Investors shall include, under the circumstances set forth in Section 1.02 below, Massachusetts Capital Resource Company ("MCRC").

    The parties hereto hereby agree as follows:

1.  Authorization; Purchase and Sale of Securities.
    ----------------------------------------------

    1.01  Authorization of the Securities.  The Company will on or before the
          -------------------------------
Closing Date (as defined in Section 1.04 below) file with the Secretary of the Commonwealth of Massachusetts Articles of Amendment to the Articles of Organization of the Company in the form of Exhibit B hereto (the "Articles of Amendment"), authorizing 2,500,000 additional shares of Common Stock, $.01 par value, and 313,333 additional shares of Preferred Stock, $.01 par value, of the Company and establishing and designating the relative rights and preferences of the Series C Preferred Stock (the "Series C Preferred") and the Series D Preferred Stock (the "Series D Preferred") of the Company; and the Company will have authorized the issuance to the Investors, pursuant to this Agreement, of up to 180,000 shares of Series C Preferred and 133,333 shares of Series D Preferred.

    1.02  Sale of the Securities.  Subject to the terms and conditions hereof,
          ----------------------
the Company hereby agrees to sell to each of the Investors, and each of the Investors agrees to purchase from Company on the Closing Date, the number of Shares of Series C Preferred and Series D Preferred set forth opposite his or its name under "Closing Date" on Exhibit A hereto. The obligation of MCRC to purchase the Shares of Series C Preferred and Series D Preferred set forth opposite its name on Exhibit A hereto shall be conditioned upon and subject to the approval of such purchase by the Investment Committee of MCRC on or before February 28, 1991; and upon such approval, MCRC shall, on or before March 7, 1991, pay to the Company the purchase price for such Shares. If MCRC shall notify the Company that the purchase of the Shares has not been approved by MCRC's Investment Committee or MCRC shall, in any event, fail to pay for the Shares on or before March 7, 1991, then the Company shall promptly notify each of the other Investors, and each such other Investor hereby agrees to purchase the number of additional Shares of Series C Preferred and Series D Preferred set forth opposite his or its name on Exhibit A-1 hereto, payment for such Shares to be made within ten (10) business days of such notice. Thereafter, for all purposes under this Agreement, the Investors and the number of Shares purchased by each Investor shall be as set forth on Exhibit A-2 hereto. The purchase price for each share of Series C Preferred sold pursuant to this Agreement will be $10.00. The purchase price for each share of Series D Preferred sold pursuant to this Agreement will be $1.50.

    1.03  The Closing.  The closing of the transactions contemplated by this
          -----------
Agreement (herein referred to as the "Closing") shall take place at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts at 10:00 A.M., on January 25, 1991, or at such other place or on such other date or time as shall be mutually agreed to by the Company and counsel to the Investors (hereinafter referred to as the "Closing Date"). At the Closing, the Company will deliver to each Investor who is purchasing Shares at the Closing certificates, in such denominations and registered in such name as each Investor may designate by notice to the Company, representing the shares of Series C Preferred and Series D Preferred to be purchased on the Closing Date by each Investor from the Company, against payment of the purchase price for such Shares in cash or by certified or bank cashier's check payable to the order of the Company.

    1.04  Use of Proceeds.  Not less than 95% of the proceeds to the Company
          ---------------
from the sale of the Shares shall be used by the Company for the development, manufacturing and marketing of products described in the Company's Business Plan dated December 1990 (the "Business Plan").

2.  Representations and Warranties of the Company.
    ---------------------------------------------

    The Company hereby represents and warrants to each Investor as follows:

    2.01  Organization and Good Standing.  The Company is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company has all requisite corporate power and authority, and holds all licenses, permits and other required authorizations from governmental authorities, necessary to conduct its business as now conducted and the business contemplated by this Agreement, and is duly qualified and in good standing in each jurisdiction in the United States where the failure to qualify would have a material adverse effect on its operations or financial condition. The Company has delivered to counsel to the Preferred shareholder true, correct and complete copies of the Company's Articles of Organization and bylaws in effect on the date hereof.

    2.02  Capitalization.  The Company's authorized capitalization consists of
          --------------
5,000,000 shares of Common Stock, $.01 par value, of which 1,505,950 shares are issued and outstanding and 484,375 shares of Preferred Stock, $.01 par value, of which 484,375 shares are issued and outstanding. After giving effect to the transactions contemplated hereby, the authorized capital of the Company will consist of (i) 797,708 shares of Preferred Stock, $.01 par value, of which (a) 234,375 shares will be designated Series A Preferred Stock and will be outstanding, (b) 250,000 shares will be designated Series B Preferred Stock and will be outstanding; (c) 180,000 shares will be designated as Series C Preferred Stock and will be outstanding; and (d) 133,333 shares will be designated as Series D Preferred Stock and will be outstanding; and (ii) 7,500,000 shares of Common Stock, of which 1,505,950 shares will be outstanding. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, and the issuance of the Shares pursuant to the terms of this Agreement shall be, on the Closing Date, duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Company or of any governmental authority or agency will be required by the Company for the issuance and sale of the Shares as contemplated by this Agreement. When issued and sold to the Investors, the Shares will be duly and validly issued, fully paid and non-assessable, and the Articles of Amendment and the certificates representing the Shares will be duly and validly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations in accordance with their respective terms. Except for the 1989 Agreement, the holders of the capital stock of the Company are not entitled to any preemptive rights with respect to the sale of the Shares or any other equity securities of the Company and are not entitled to any registration rights, with respect to the capital stock held by them, for registration under the Securities Act. Except for options to purchase 386,300 shares under the Company's 1989 Combination Stock Option Plan, there are no outstanding options, warrants or other rights or commitments, written or oral, to purchase or otherwise acquire any authorized but unissued shares of the capital stock of the Company, or any security directly or indirectly convertible into or exchangeable for shares of the capital stock of the Company, or any restricted stock arrangements.

    2.03  Financial Statements.  The Company has furnished to counsel for the
          --------------------
Investors balance sheets dated as of September 30, 1989 and 1990 and December 31, 1990, and statements of operations and of changes in financial condition for the period from the Company's incorporation (May 11, 1989) through September 30, 1989, from October 1, 1989 to September 30, 1990, and from October 1, 1990 to December 31, 1990) (which balance sheet and statements are hereinafter referred to as the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly present the financial condition and operations of the Company at the date thereof and for the period covered thereby.

    2.04  Absence of Changes.  Subsequent to the date of the December 31, 1990
          ------------------
balance sheet contained in the Financial Statements (the "Statement Date"), there has not been any material adverse change in the condition (financial or otherwise), net worth or results of operations of the Company, nor, to the knowledge of the Company, has there occurred any event which would require disclosure in the Company's financial statements in order that they may correctly, completely and fairly present its finan-cial condition in accordance with generally accepted accounting principles.

    2.05  Compliance with Other Instruments.  The Company is not in default in
          ---------------------------------
the performance of any material obligation, agreement or condition contained in any bond or debenture or any other evidence of indebtedness or any indenture or loan agreement of the Company which default affords to any Person the unconditional right to accelerate any material indebtedness or terminate any material right or agreement of the Company, and the Company is not in violation of its Articles of Organization or bylaws. Neither the sale of the Shares, nor the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth and the consummation of the transactions contemplated hereby, will (i) conflict with or constitute a breach of, default under or violation of the Articles of Organization or bylaws of the Company, any agreement, indenture, mortgage, deed of trust or other material instrument or undertaking by which the Company is bound or to which it or any of its properties are subject, or, to the best knowledge of the Company, a violation of any law, administrative regulation, or court decree binding upon the Company, or (ii) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company.

    2.06  Authorization.  The Company has the corporate power and authority to
          -------------
enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights. No consent, approval, authorization or order of any court or governmental agency or board is required to consummate the same, except for acceptance for filing by the Secretary of the Commonwealth of Massachusetts of the Articles of Amendment.

    2.07  Finders.  No person is entitled, directly or indirectly, to
          -------
compensation from the Company by reason of any contract or understanding or contact with the Company, as a finder or broker in connection with the sale and purchase of the Shares contemplated by this Agreement.

    2.08  Taxes.  The Company has filed all necessary federal and state
          -----
property, income and franchise tax returns and has paid all taxes shown as due thereon or otherwise owed by it to any taxing authority except those contested in good faith and for which appropriate amounts have been reserved in accordance with generally accepted principles; and there is no tax deficiency which has been, or to the knowledge of the Company might be, asserted against the Company which would materially affect the business or operations of the Company.

    2.09  Litigation.  There is not now pending or, to the knowledge of the
          ----------
Company, threatened, any litigation, action, suit or proceeding to which the Company is or will be a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, or which might materially and adversely affect the property or assets of the Company; nor, to the knowledge of the Company is there any basis for any of the foregoing; and no labor disturbance by the employees of the Company exists or is imminent which might be expected materially to affect the conduct of the business, operations, financial condition or income of the Company.

    2.10  Properties.  The Company has good and marketable title to all of its
          ----------
real and tangible personal properties and assets shown on the balance sheet included in the Financial Statements, free and clear of all liens, charges, and encumbrances except as set forth on said balance sheet.

    2.11  Compliance with Law.  To the knowledge of the Company, the Company has
          -------------------
complied in all material respects with all applicable statutes and regulations of the United States and of all states, municipalities and agencies and of all foreign countries in respect of the conduct of its business.

    2.12  Subsidiaries, Joint Ventures.  The Company does not have any
          ----------------------------
investment or other ownership interest in any other corporation, joint venture, general partnership, limited partnership or other business entity.

    2.13  Contracts and Commitments.  The Company is not a party to any written
          -------------------------
or oral contract or agreement which is materially adverse to its present or proposed business. Except for the Hologic License Agreement and the Hologic Management Agreement, the Company is not a party to or bound by any agreements which obligate the Company to pay (in the case of each agreement) in excess of $25,000, or (in the aggregate) in excess of $50,000, or which are otherwise material to the conduct and operation of its business (as conducted and proposed to be conducted) and its properties, including without limitation all employment and consulting agreements and employee benefit plans and arrangements to which the Company is a party or by which it is bound. All of such agreements and contracts are valid, binding and in full force and effect, and true and complete copies thereof have been delivered to counsel to the Investors.

    2.14  Outstanding Indebtedness.  The Company has no indebtedness for
          ------------------------
borrowed money which the Company had directly or indirectly created, incurred, assumed or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable. The Company has no material liability or obligation, absolute or contingent, which is not shown or provided for in the Financial Statements or disclosed in the Exhibits to this Agreement.

    2.15  Patents, Trademarks.  The License and Technology Agreement dated June
          -------------------
22, 1989 between the Company and Hologic, Inc. (the "Hologic License") is in full force and effect and the Company is in compliance therewith. To the best knowledge of the Company, the Hologic License provides to the Company all intellectual property rights held by any third party reasonably necessary to enable the company to develop the product described in the Business Plan. In addition, the Company owns or possesses, or can obtain by payment of royalties in amounts which, in the aggregate, do not materially adversely affect the proposed business and the prospects of the Company, all of the patents, trademarks, service marks, trade names, copyrights and licenses, or rights to the foregoing, necessary for the conduct of the Company's business as proposed to be conducted. To the best of the Company's knowledge, and subject to the Hologic License, the business proposed by the Company will not cause the Company to infringe rights of others under patents, trademarks, service marks, trade names, copyrights and licenses.

    2.16  Conflicting Agreements.  To the best of the Company's knowledge,
          ----------------------
except for the Hologic Management Agreement, no officer, director, key employee, prospective key employee or principal shareholder of the Company is a party to or bound by any agreement, contract or commitment, or subject to any restrictions in connection with any previous or current employment of any such person, which materially and adversely affect the proposed business or operations of the Company or such person's ability to perform his duties as an officer, director or employee or to own stock in the Company.

    2.17  Compliance with Securities Act of 1933.  Within the past twelve
          --------------------------------------
months, neither the Company nor any person acting on behalf of the Company has, directly or indirectly, offered any capital stock, including the Shares or any part thereof, or any rights, warrants or options to purchase any capital stock of the Company, for sale to, or solicited any offers to buy any of the same from, or negotiated with respect to any of the foregoing with, any person other than the Investors and existing holders of Common Stock and options to purchase Common Stock.

    Neither the Company nor any person acting on behalf of the Company has, directly or indirectly, taken or will take any action which would subject the issuance or sale of the Shares to the registration requirements of the Securities Act. All shares of capital stock of the Company heretofore sold and issued by it were sold and issued in compliance with all applicable Federal and state securities laws.

    2.18  Disclosure.  Neither this Agreement, the Business Plan of the Company,
          ----------
nor any financial statement, certificate, list, exhibit or other written statement pertaining to the Company or to any officer, director, key employee or principal shareholder, made or delivered to the Investors by the Company or by its officers, directors, shareholders or employees, or the authorized agents thereof, contains (when read together) any untrue state-ment of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made. There exists no fact or circumstance not previously disclosed in writing to the Investors which, to the knowledge of any officer of the Company, materially and adversely affects or will affect (so far as such persons can now reasonably foresee) the business, properties or assets, or condition, financial or otherwise, of the Company, both at the present and as proposed.

    2.19  Closing Date.  The representations and warranties of the Company
          ------------
contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto will be true and correct in all material respects on the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout this Agreement, except as affected by the transactions expressly contemplated by this Agreement.

3.  Representations and Warranties of Founders.  S. David Ellenbogen
    ------------------------------------------
("Ellenbogen") and Jay A. Stein ("Stein") (individually, the "Founder") each represents and warrants to each Investor as follows:

    3.01  Conflicting Agreements.  Such Founder is not in violation of any term
          ----------------------
of any employment contract, patent or other proprietary information disclosure or assignment agreement or any other contract, agreement, or any judgment, decree or order of any court or administrative agency relating to or affecting the right of such Founder to be employed by the Company because of the nature of the business conducted or proposed to be conducted by the Company or for any other reason. No such term, judgment, decree, or order conflicts with such Founder's obligation to use his best efforts to promote the interests of the Company nor does the execution and delivery of this Agreement, nor the carrying on of the Company's business as an officer of the Company, conflict with any such term, judgment, decree or order.

    3.02  Conflicts of Interests.  Such Founder, the members of such Founder's
          ----------------------
immediate family and any corporations, partnership or other business entity in which such Founder and such persons have, in the aggregate, more than a five percent (5%) equity or income interest are not a party to any transaction, agreement or understanding to which the Company is also a party and do not have any interest in any Person with whom the Company does or intends to do business, other than Hologic.

    While employed by the Company, such Founder will devote such time to the business of the Company as may be appropriate consistent with the terms of the Hologic Management Agreement and, except for his employment by Hologic, will not engage in any other business activity, either on a full-time or part-time basis, as an employee, a consultant or in any other capacity, and whether or not he receives any compensation therefor; provided, however, that nothing herein shall prohibit such Founder from making and managing passive investments, which activities do not, in the aggregate, materially interfere with such Founder's performance of his duties to the Company.

4.  Representations and Warranties of Investors.
    -------------------------------------------

    4.01  Investment Intent.  Each Investor hereby represents and warrants to
          -----------------
the Company that he or it is purchasing or acquiring the Securities for his or its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Each Investor hereby consents to the imposition of a legend substantially similar to the following on each certificate representing the Securities, and each Investor agrees that he will abide by the restrictions contained therein:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or assigned unless such shares are registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act."

    4.02  Authorization.  Each Investor has the power and authority to enter
          -------------
into this Agreement and to perform all of his or its obligations hereunder, and no consent, approval, authorization or order of any court or governmental agency or board is required to consummate the same.

    4.03  Restricted Securities.  Each Investor is experienced in evaluating and
          ---------------------
investing in young, high technology companies such as the Company. Each Investor understands that the Shares and Conversion Stock have not been registered under the Securities Act by reason of a specific exemption from the registration provision of the Securities Act which depends upon, among other things, the bona fide nature of his or its investment intent as expressed herein. Each Investor acknowledges that the Shares and Conversion Stock when received, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, contained therein. Each Investor understands that Rule 144 is not presently available for the resale of his or its Shares.

    4.04  Finders.  No person is entitled, directly or indirectly, to
          -------
compensation from any Investor by reason of any contract or understanding or contact with such Investor, as a finder or broker in connection with the sale and purchase of the Shares contemplated by this Agreement.

5.  Covenants of the Company.
    ------------------------

    So long as any Preferred Shareholder is the owner of any securities of the Company or of any successor entity whose shares are issued in exchange for any security of the Company, but not after the Company has filed a report with the Securities and Exchange Commission pursuant to Section 13(a) of the Exchange Act by reason of the Company having registered its Common Stock pursuant to Section 12(g) or 15(d) of the Exchange Act, the Company agrees that:

    5.01  Compliance with Law.  It will not knowingly contravene any material
          -------------------
governmental laws, domestic or foreign, applicable to it, unless their validity is contested reasonably and in good faith, and it will maintain and cause each of its Subsidiaries to maintain, in good standing, their respective rights and qualifications to do business in all United States jurisdictions in which they may from time to time conduct business and own their respective properties and where failure to qualify would have a material adverse effect on their operations or financial condition, to the extent necessary therefor. The Company will at all times remain a corporation incorporated under the laws of the United States or of one of the States thereof.

    5.02  Accounting System.  It will maintain and cause each of its
          -----------------
Subsidiaries to maintain a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books and cause each of its operating Subsidiaries to set aside on its books all such proper reserves as shall be required under generally accepted accounted principles consistently applied.

    5.03  Board of Directors.
          ------------------

          (a) Representatives of Preferred Shareholders.  The Company presently
              -----------------------------------------
intends to maintain the authorized number of members of its Board of Directors at not more than seven (7). The Preferred Shareholders shall have the right to designate in writing (i) up to three (3) nominees to be included among management's nominees to be elected as directors of the Company if the authorized number of directors exceeds five (5), and (ii) up to two (2) nominees to be so included if the authorized number of directors equals five (5) or less. Two nominees shall be designees of Burr, Egan, Deleage & Co. and the third designee, if any, shall be selected by the Preferred Shareholders. The designees of the Preferred Shareholders shall be subject to approval by the Company, which approval shall not be unreasonably withheld. The Company hereby agrees to use its best efforts to cause such representatives to be elected to the Company's Board of Directors and to be renominated and reelected annually until the number of shares of capital stock then held by all of the Preferred Shareholders represents less than five percent (5%) of the total voting power of the Company. One of the initial designees of Burr, Egan, Deleage & Co. shall be Frank Kenny. The Company shall give notice of each meeting of the Board of Directors to the Preferred Shareholders, shall permit a representative of the Preferred Shareholders to attend such meeting as a guest of the Board of Directors and shall provide to Preferred Shareholders who so request, copies of minutes of all action taken by the Board of Directors, whether at meetings or by written consent.

          (b) Voting Agreement.  The Preferred Shareholders agree to vote the
              ----------------
shares of voting securities of the Company held or controlled by them, and will otherwise use their best efforts to elect and maintain in office as a director of the Company: (i) each of Ellenbogen and Stein, such agreement to terminate with respect to each such person when the number of shares of capital stock then held by such person represents less than five percent (5%) of the total voting power of the Company or such person is no longer employed by the Company or a Subsidiary; and (ii) one (1) additional designee of Ellenbogen and Stein, if the authorized number of directors is five (5) or less, and two (2) additional designees of Ellenbogen and Stein, if the authorized number of directors exceeds five (5), until the voting agreement under clause (i) with respect to both Ellenbogen and Stein has terminated. In any particular election of directors, the foregoing agreement of the Preferred Shareholders will not apply to any of the Preferred Shareholders unless Ellenbogen and Stein first vote in favor of themselves or each other and their designees the shares of the Company's voting securities held or controlled by them. In addition, if in any particular election of directors, the Preferred Shareholders exercise the foregoing right to designate up to two (or three) persons to be included among management's nominees, then the foregoing voting agreement of the Preferred Shareholders will not apply until the Preferred Shareholders have first voted the shares of the voting securities of the Company held or controlled by the Preferred Shareholders in favor of such designees to the Board of Directors.

          (c) Expenses of Directors.  The representatives of the Preferred
              ---------------------
Shareholders who serve as Directors shall be reimbursed by the Company for reasonable out-of-pocket travel and other expenses, if any, incurred by them in attending Board of Directors' meetings and in performing their duties as Directors.

          (d) Board Approval Requirement.  The minimum number of votes required
              --------------------------
for the approval of actions and the adoption of resolutions by the Board of Directors shall be a majority of the actual number of directors then in office.

    5.04  Inspection.  It shall permit each holder of Securities, or any
          ----------
authorized representative thereof, to visit and inspect the properties of the Company and its Subsidiaries, including their respective corporate and financial records, and to discuss the business and finances of the Company and its Subsidiaries with their respective officers during normal business hours fol-lowing reasonable notice and as often as may be reasonably requested. Any holder exercising his or its rights under this Section, and his or its representatives, shall maintain the confidentiality of all financial, confidential and proprietary information of the Company and its Subsidiaries acquired by them in exercising such rights.

    5.05  Financial Statements and Other Information.  It will deliver to each
          ------------------------------------------
Preferred Shareholder:

          (a) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of operations and of changes in financial condition of the Company for such year, certified (without qualification as to scope) by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied;

          (b) within 30 days after then end of each month in each fiscal year of the Company, an unaudited balance sheet of the Company as at the end of such month and unaudited statements of operations and of changes in financial condition of the Company for such month, together with a statement setting forth a comparison between said actual balance sheet and statements and the projected monthly balance sheet and statements of operations and financial condition for such period previously delivered to the Preferred shareholder under clause (c) hereof;

          (c) within 30 days of their review by the Company's Board of Directors, but not later than the beginning of each fiscal year, projected balance sheets of the Company as of the end of each fiscal month of said fiscal year, and projected statements of operations and of changes in financial condition of the Company, covering the same fiscal periods, all in reasonable detail, or such other form of projected statements as approved by a majority of the directors then if office (provided that the cash flow projections for the first twelve months of operations of the Company contained in the Business Plan shall be deemed to be the initial projected statements delivered hereunder);

          (d) within 30 days of their review by the Company's Board of Directors, any material revision of projected financial statements provided under clause (c) above;

          (e) with reasonable promptness, such other notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as such Preferred Shareholder may from time to time reasonably request at such Preferred Shareholder's cost.

    The foregoing financial statements shall be prepared on a consolidated and consolidating basis if the Company then has any Subsidiaries; provided that any consolidating statements required by clause (a) need not be audited. The financial statements delivered pursuant to clauses (b) above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition of the Company at the date thereof and for the period covered thereby, subject only to nonrecurring year-end adjustments resulting from an audit of the Company, which in the aggregate will not be materially adverse.

    5.06  Key Man and Other Insurance.  The Company will obtain, within ninety
          ---------------------------
(90) days from the date hereof, policies of term life insurance on the lives of each of Ellenbogen and Stein in amounts not less than $1,000,000 each; provided that at such time as the aggregate amount of Series A Preferred and Series C Preferred required to be redeemed is less than $2,000,000, the amount of each policy may be reduced by an amount equal to the Series A and Series C Redemption Price (as such term is defined in Section 4 of the Articles of Amendment) paid from time to time to the Series A and Series C Preferred Shareholders. The Company will maintain workers' compensation insurance and such insurance with respect to its properties and business, including insurance against loss, damage, fire, theft, public liability and other risks, of the kinds and in the amounts which are standard for companies of similar size engaged in the business in which the Company is engaged and intends to engage.

    5.07  Proprietary Information Agreements.  It will use its best efforts to
          ----------------------------------
enter into agreements, in a timely manner, with each of its employees and consultants, requiring the assignment by them to the Company of all inventions and discoveries of such employees and consultants during the course of their employment or in connection with their activities as consultants, as the case may be, and requiring that such persons maintain in confidence all proprietary information of the Company and return to the Company, upon termination of employment or engagement as a consultant, all proprietary information of the Company then in their possession or under their control.

    5.08  Material Changes and Litigation.  The Company will promptly notify the
          -------------------------------
Preferred Shareholders of any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company, or against any officer, director, key employee or principal shareholder of the Company materially affecting or which, if adversely determined, would materially adversely affect its present or proposed business, properties, or assets taken as a whole.

    5.09  Executive Compensation.  Services to the Company rendered by
          ----------------------
Ellenbogen and Stein shall be paid for pursuant to the Hologic Management Agreement, and no compensation shall be paid or accrued directly to Ellenbogen or Stein by the Company without the favorable vote of the Directors designated by Burr, Egan, Deleage & Co.

    5.10  Transactions with Affiliates.  Except for the Hologic Management
          ----------------------------
Agreement and the Hologic License Agreement, without a vote by the Board of Directors at a meeting at which the representatives of Burr, Egan Deleage & Co. are present and vote in favor such action (not including in either case, however, any Director having an interest in the proposed transaction), the Company shall not engage in any transaction with, nor enter into any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any 10% shareholder, officer or director of the Company, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), and in no event will any such transaction or agreement be on terms which, at the time such transaction or agreement is approved, are less favorable to the Company than would be similar transactions or agreements with unrelated third parties.

    5.11  Dividends.  Without a vote by the Board of Directors at a meeting at
          ---------
which the representatives of Burr, Egan, Deleage & Co. are present and vote in favor of such action, it will not declare, set aside or pay any dividend on (other than a dividend of capital stock of the Company), or declare or make any distribution (other than liquidating distributions) with respect to, shares of the capital stock of the Company junior in right of liquidation to the Series A Preferred or the Series C Preferred.

    5.12  Issuances of Stock.  The Company has reserved 1,000,000 shares of
          ------------------
Common Stock for issuance to employees and consultants of the Company pursuant to stock option or restricted stock arrangements, which vest such shares in installments contingent on employment with the Company during a specified period. The Board of Directors of the Company may authorize, from time to time, the issuance of such shares, on such terms including price, payment and vesting restrictions as the Directors deem appropriate; provided that a representative affiliated with Burr, Egan, Deleage & Co. consents to such actions or is present and votes in favor thereof at a meeting of the Board.

    5.13  Merger; Sale of Assets.  Without the prior approval in writing or
          ----------------------
favorable vote at a duly called stockholders' meeting by Preferred Shareholders holding a majority of the shares of Series A Preferred and Series C Preferred, there shall be no merger or consolidation of the Company with or into another entity, in which the Company is not the surviving entity, nor shall there be a sale of all or substantially all of the assets of the Company to another entity.

6.  Conditions to Obligations of Investors at the Closing.
    -----------------------------------------------------

    The obligations of each Investor under this Agreement at the Closing are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by such Investor:

    6.01  Representations and Warranties Correct.  All of the representations
          --------------------------------------
and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same effect as if made on the Closing Date.

    6.02  Performance of Covenants and Agreements.  All of the covenants and
          ---------------------------------------
agreements of the Company contained in this Agreement and required to be performed on or before the Closing Date shall have been performed.

    6.03  Opinion of Counsel to the Company.  The Investors shall have received
          ---------------------------------
an opinion of counsel to the Company, Brown, Rudnick, Freed & Gesmer, addressed to the Investors, in form and substance reasonably satisfactory to the Investors and dated the Closing Date, substantially to the following effect:

          (a) This Agreement, the Articles of Amendment and the certificates representing the Shares to be purchased at the Closing have been duly and validly authorized, executed, and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights, and except that no opinion need by expressed with respect to the availability of equitable remedies or the enforceability of
Section 9.07 or 9.08 hereof (to the extent that the Company agrees to indemnify directors, officers and controlling persons for liabilities arising under the Securities Act);

          (b) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Company at or prior to the Closing in connection with the transactions contemplated by this Agreement have been duly and validly taken;

          (c) The Company is validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to own its properties and conduct its business;

          (d) The Company has secured all governmental consents, approvals, authorizations and, to the best knowledge of such counsel, has obtained such other consents, approvals and authorizations, and has complied with all similar requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Company and which are necessary for the consummation of the transactions contemplated by this Agreement at or prior to the Closing;

          (e) The Company has the corporate right, power and authority to enter into this Agreement and to issue, sell and deliver the Shares and to consummate all other transactions contemplated hereby;

          (f) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to the best knowledge of such counsel, except as set forth in Section 2.02, there are no outstanding options for the purchase of, or any agreements providing for the issuance of (contingent or otherwise), or any commitments or claims of any character relating to, any such capital stock or any shares of stock or securities convertible into or exchangeable for any such capital stock;

          (g) The Company is not in violation of its Articles of Organization, as amended, or bylaws or, to the best knowledge of such counsel, in default in the performance of any material obligation, agreement or condition contained in any bond, debenture or other evidence of indebtedness or any indenture or loan agreement of the Company. Neither the sale of the Shares, nor the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement do, or will,
(i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Organization, as amended, or the bylaws of the Company, or, to the best knowledge of such counsel, any material indenture, mortgage or other agreement or instrument of which they have knowledge to which the Company is as party or by which it or any of its properties are bound, or (ii) to the best knowledge of such counsel, result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company;

          (h) Holders of the shares of Series C Preferred and Series D Preferred have the respective rights, reference and privileges set forth in the Articles of Amendment, which have been duly and properly adopted and filed in all places where they are required to be filed;

          (i) Based on the accuracy of the representations of the Company and of the Investors contained in this Agreement, the offer, issuance and sale of the Shares to the Preferred shareholder pursuant to this Agreement are exempt from registration under the Securities Act; and

          (j) To the best knowledge of such counsel, there is no litigation or governmental proceeding or investigation pending or threatened against the Company, relating to the present or proposed business, property or assets of the Company.

    In rendering such opinion, such counsel may rely to a reasonable extent upon certificates of public officials and upon certificates of officers of the Company as to matters of fact. Such opinion may be based on existing laws, rules and regulations.

    6.04  Legal Action.
          ------------

          (a) There shall not have been instituted or threatened any material legal proceeding seeking to prohibit the consumma-tion of the transactions contemplated by this Agreement, or to obtain damages from any Investor with respect thereto.

          (b) None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by either of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

    6.05  Filing of Articles of Amendment.  The Articles of Amendment shall have
          -------------------------------
been filed with the Secretary of the Commonwealth of Massachusetts; and except as so amended, the Company's Articles of Organization will not have been amended or modified.

    6.06  Shareholders Agreement.   Ellenbogen and Stein shall have executed and
          ----------------------
delivered to the Preferred Shareholders an Amended Shareholder Agreement substantially in the form of Exhibit C hereto (the "Shareholders Agreement").

    6.07  Compliance Certificate.  The Company shall have delivered to each
          ----------------------
Investor at the Closing, an officer's certificate dated the Closing Date and signed by the President and the Vice President of the Company stating that (i) the conditions specified in Sections 6.01, 6.02 and 6.04 through 6.06 have been satisfied, (ii) they have made, or have caused to be made, such investigations as are necessary in order to permit them to verify the accuracy of the information set forth in such certificate, and (iii) to the best of their knowledge, such certificate does not misstate any material fact or omit any fact necessary to make the certificate not misleading in any material respect.

    6.08  Proceedings Satisfactory.  All corporate and other proceedings taken
          ------------------------
prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and instruments incident thereto, shall be reasonably satisfactory in form and substance to counsel for the Investors.

7.  Conditions to Obligations of the Company at the Closing.  The obligations of
    -------------------------------------------------------
the Company under this Agreement at the Closing are subject to satisfaction of the condition (which may be waived by the Company) that all of the representations and warranties of the Investors contained in this Agreement shall be true and correct on the Closing Date with the same effect as if made on the Closing Date.

8.  Participation in Future Offerings.  In order to afford the Preferred
    ---------------------------------
Shareholders the opportunity to maintain their percentage ownership interest in the Company, the Company agrees to offer to the Preferred Shareholders, and to issue and sell to accepting offerees, such other securities of the Company, that evidence shares of Common Stock or other Voting Stock or that bear rights to acquire, convert into or be redeemed or exchanged for shares of Common Stock or Voting Stock, including without limitation, any rights, options, warrants or convertible debt or equity instruments that provide any right to subscribe for, purchase or otherwise acquire shares of Common Stock or other Voting Stock, as may be offered by the Company from time to time after the Closing Date (any such shares being herein referred to as "New Shares"), all pursuant to the terms and conditions of this Section 8.

    8.01  Eligible Offerings; Notice.  The Company shall deliver written notice
          --------------------------
to the Preferred Shareholders of the terms and conditions of each offering, borrowing or other similar transaction, not intended to be registered under the Securities Act, pursuant to which the Company intends to issue New Shares. Such notice shall be delivered to the Preferred Shareholders not later than twenty
(20) business days prior to the date upon which any such transaction closes. By such notice, the Company shall offer to sell to the Preferred Shareholders the applicable amount of securities calculated pursuant to Section 8.03.

    8.02  Acceptance.  Each Preferred Shareholder may accept any such offer in
          ----------
whole or in part by delivering to the Company a written agreement to make such purchase, executed by such Preferred Shareholder specifying the amount of the securities to be purchased by such Preferred Shareholder not later than ten (10) business days following the date of delivery of the offer to such Preferred Shareholder by the Company. The terms and conditions, price, timing of closing and other provisions of such agreement by such Preferred Shareholder shall be not less favorable to the Company than those of the other agreement to purchase such New Shares.

    8.03  Percentage Interest.  The amount of New Shares to be offered to each
          -------------------
Preferred Shareholder for purchase pursuant to this Section 8 shall, with respect to each transaction subject hereto, be calculated by multiplying (a) the aggregate number of New Shares offered, times (b) the percentage ownership of Voting Stock of the Company held by such Preferred Shareholder immediately after the Closing hereunder, as set forth opposite such Preferred Shareholder's name on Exhibit A hereto.

    8.04  Excluded Offerings.  The provisions of this Article 8 shall not apply
          ------------------
to any issuance by the Company of New Shares:

          (a) in connection with an acquisition by the Company or any Subsidiary of the assets or securities of another business entity or the merger of any business entity with or into the Company or any Subsidiary; or

          (b) to employees or consultants of the Company or any Subsidiary pursuant to Section 5.12 hereof or otherwise;

provided, however, that any such issuance of New Shares and the terms thereof have been approved by the Board of Directors of the

Company by unanimous written consent or at a meeting at which a majority of the representatives of the Preferred Shareholders are present and vote in favor thereof.

    8.05  No Accumulation.  Each transaction or proposed issuance under this
          ---------------
Section 8 is a separate transaction. The failure of a Preferred Shareholder to exercise in whole or in part any prior offer shall not increase his or its rights with respect to any future transaction subject hereto and the rights of any Preferred Shareholder under this Section 8 with respect to any transactions are reduced pro rata to the extent that such Preferred Shareholder acquires securities of the Company by participating directly in such transaction.

    8.06  Rights Personal.  The rights created by this Section 8 are personal to
          ---------------
the Preferred Shareholders and may not be assigned, except in connection with a transfer of Securities purchased hereunder by any Preferred Shareholder which is a corporation or partnership to its respective shareholders or partners.

    8.07  Termination of Rights. The rights provided to the Preferred
          ---------------------
Shareholders in this Section 8 shall terminate upon the effectiveness of any Registration Statement (as defined in Section 9.01 hereof) filed by the Company under the Securities Act covering any shares of its Common Stock.

9.  Registration Rights.
    -------------------

    9.01  Certain Definitions.  As used in this Section 9, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           -------- ---
or any similar Federal statute, and the rules and regulations of the Commission issued under the Act, as they each may, from time to time, be in effect.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           ---------- ---
similar Federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

          "Person" means an individual, a corporation, a partnership, a trust,
           ------
an unincorporated organization, and a government or any department, agency, or political subdivision thereof.

          "Registration Statement" means (a) a registration statement (other
           ----------------------
than a registration statement on Form S-1 solely with respect to employee benefit plans, on Form S-8, or on Form S-4 solely with respect to Rule 145 transactions, or any successor form or forms used for the purpose specified by such forms), or (b) an offering circular or offering statement pursuant to

Regulation A under the Securities Act (provided that if such form is not available for the transaction for which it is proposed to be utilized, it shall not be deemed to be a "Registration Statement"), in either event filed by the Company with the Commission for a public offering and sale of securities of the Company.

          "Registration Expenses" means the expenses described in paragraph (f)
           ---------------------
of this Section 9.

          "Registrable Shares" means (i) the shares of Conversion Stock issued
           ------------------
or issuable to the Preferred Shareholders upon conversion of their Series B Preferred or Series D Preferred, and (ii) any other shares of Common Stock of the Company issued in respect of such shares because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events); provided, however, that any shares previously sold by a
                 --------  -------
Preferred Shareholder to the public pursuant to a registered public offering or Rule 144 under the Securities Act shall cease to be Registrable Shares. Whenever reference is made in this Agreement to a request or consent in writing from the holders of a certain percentage of the Registrable Shares, such reference shall include shares of Conversion Stock issuable upon conversion of the Series B Preferred or Series D Preferred, even though such conversion has not then been effected.

          "Stockholders" means the Preferred Shareholders and any persons or
           ------------
entities to whom shares of Series B Preferred, Series D Preferred or Conversion Stock are transferred by an Preferred Shareholder or any subsequent transferee thereof.

    9.02  Sale or Transfer of the Shares.  The Shares shall not be sold or
          ------------------------------
transferred unless either (a) they first shall have been registered under the Securities Act, (b) such shares are sold in compliance with Rule 144 under the Securities Act, or (c) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company or its counsel, stating that such sale or transfer is an exempted transaction under the Securities Act and, unless such opinion states that such Shares may be transferred by the transferee immediately after acquisition without registration under the Securities Act, a written agreement by the transferee thereof not to sell or transfer such Shares without complying with the requirements provided for in this Section 9.02. The Company or its transfer agent may require, as a condition to registration of transfer following any sale pursuant to Rule 144 under the Securities Act, that it be furnished with an opinion of counsel satisfactory to it to the effect stated in the preceding sentence. The fees and expenses of such counsel in routine Rule 144 transactions not involving unusual circumstances shall be borne by the Company.

    9.03  Required Registration.
          ---------------------

          (a) At any time after June 22, 1994, a Stockholder or Stockholders holding in the aggregate at least 51% of the Registrable Shares may request the Company, in writing, to effect the registration under the Securities Act of Registrable Shares having an aggregate offering price of at least $5,000,000. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days from receipt of the Company's notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on the requested form of Registration Statement, of all Registrable Shares which the Company has been requested to register. If such request is in connection with an underwritten public offering, the underwriters will be selected by the Company, subject to the approval of a majority of the requesting holders, which approval will not be unreasonably withheld.

          The Company shall not be required to effect more than one registration pursuant to this paragraph (a). In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement of the Company.

          (b) If at the time of any request to register Registrable Shares pursuant to paragraph (a), (i) the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to paragraph (a), or (ii) is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period. In an event described in clause (i), the Company may, within the period stated therein, file a Registration Statement, which Registration Statement, at the Company's option, shall be deemed to be a Registration Statement filed under paragraph (b) of Section 9.04 hereof.

    9.04  Incidental Registrations.
          ------------------------

          (a) If the Company at any time proposes to file a Registration Statement covering any of its securities, whether of its own accord or at the request or demand of any holder or holders of such securities, and if the Registration Statement proposed to be used may be used for the registration of Registrable Shares (an "Incidental Registration"), the Company will thereupon give prompt written notice to all Stockholders of its intention to do so, and, upon the written request of any such Stockholder made within 15 days after the receipt of any such notice (which request will specify the Registrable Shares intended to be disposed of by such Stockholder and state the intended method of disposition thereof), the Company will use its best efforts to cause all such Registrable Shares, the holders of which have so requested the registration thereof, to be registered under the Securities Act to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) by the holders of the Registrable Shares to be so registered; provided, however, that the Company shall not be obligated to use its best efforts to cause all Registrable Shares of requesting holders to be registered unless the aggregate proposed selling price of such Registrable Shares is $250,000.

          (b) If an Incidental Registration is a primary registration on behalf of the Company and is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration (whether by the Company, the holders of Registrable Shares pursuant to paragraph (a) of this Section 9.04 or other holders of securities pursuant to any other rights granted by the Company to demand inclusion of any such securities which can be sold in such offering, the Company will include in such registration the number of securities requested to be included which in the opinion of such underwriters can be sold in the following order (i) first, all of the shares the Company proposes to sell, (ii) second, all of the Registrable Shares requested to be included in such registration, pro rata among the holders of Registrable Shares, and (iii) third, any other securities requested to be included in such registration.

          (c) If an Incidental Registration is a secondary registration on behalf of holders of the Company's securities and is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration (whether by such holders, by holders of Registrable Shares pursuant to Section 9.03 of this Section 9 or by holders of its securities pursuant to any other rights granted by the Company to demand inclusion of securities in such registration) exceeds the number of securities which can be sold in such offering, the Company will include in such offering the number of securities requested to be included which in the opinion of such underwriters can be sold in the following manner (i) first, the securities requested to be included by the holders demanding such registration, and (ii) second, any other securities (including the Registrable Shares, if the Stockholders did not demand such registration pursuant to Section 9.03 requested to be included in such registration, pro rata among the holders of all such securities on the basis of the number of shares of such securities held by each such holder.

          (d) The rights given to the holders of Registrable Shares pursuant to this Section 9.04 shall terminate, with respect to a particular holder, when such holder may sell an unlimited number of Registrable Shares without regard to any limitation on the number of securities to be sold, the manner of sale or any other aspects of the proposed transfer, as such may be limited by Rule 144 or any other similar rule or regulation of the Commission promulgated under the Securities Act.

    9.05  Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to the disposition of all Registrable Shares registered hereby in accordance with the intended methods of disposition by the selling Stockholders thereof set forth in such Registration Statement;

          (c) as expeditiously as possible furnish to each selling Stockholder such numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other instruments as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states or jurisdictions as each selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholder; provided, however, that the
                                                     --------  -------
Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          (e) notify each selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in paragraph (b) above, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, include an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as expeditiously as possible prepare and furnish to such selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (f) cause all such Registrable Shares covered by such Registration Statement to be listed on securities exchanges on which similar securities issued by the Company are then listed, if any;

          (g) provide a transfer agent for all such Registrable Shares covered by such Registration Statement not later than the effective date of such Registration Statement; and

          (h) take such other customary actions as the holders of a majority of Registrable Shares being sold may reasonably request in order to expedite or facilitate the disposition of such Registrable Shares.

    If the number of holders requesting registration of Registrable Shares exceeds three, the Company may, in its discretion, require the holders who have requested registration to appoint an attorney-in-fact to represent them in the registration proceedings and who shall have the power to execute on their behalf the Registration Statement, any amendments to the Registration Statement, the underwriting agreement, if any, and, to the extent permitted by law, any other forms or letters required from such holders by the Commission.

    9.06  Allocation of Expenses.  "Registration Expenses" shall mean all
          ----------------------
expenses incurred by the Company in complying with this Section 9, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and of one counsel for all selling Stockholders, state securities or Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions. The Company will pay all Registration Expenses in connection with the registration pursuant to paragraph (a) of Section 9.03 and in connection with all registrations pursuant to Section 9.04.

    9.07  Indemnification.  In the event of any registration of any of the
          ---------------
Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities

Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                   --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Registration Statement, preliminary prospectus or prospectus, or the amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in the preparation thereof.

    In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of the Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, to the same extent and against the same losses, claims, damages, liabilities, costs and expenses described in the preceding paragraph, in respect of any untrue statement (or alleged untrue statement) in or omission (or alleged omission) from any Registration Statement or preliminary or final prospectus, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of the Registration Statement or prospectus.

    9.08  Indemnification with Respect to Underwritten Offering.  In the event
          -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 9.03, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

    9.09  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of restricted securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effect date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as a Preferred Shareholder owns any restricted securities, as such term is defined in Rule 144, to furnish to such Preferred shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Preferred Shareholder may reasonably request to avail himself or itself of any rule or regulation of the Commission allowing a Preferred Shareholder to sell any such securities without registration.

10. Definitions.
    -----------

    For purposes of this Agreement, the following terms have the respective meanings set forth below:

    10.01 "Affiliate" means any Person which directly or indirectly controls, is
           ---------
controlled by, or is under common control with, the indicated Person.

    10.02 "Conversion Stock" means the total number of shares of the Company's
           ----------------
Common Stock, and any other securities issued or issuable upon conversion of the Series B Preferred and the Series D Preferred.

    10.03 "1989 Agreement" means the Series A and Series B Preferred Stock
           --------------
Purchase Agreement dated June 22, 1989 by and among the Company, the Founders and the Investors.

    10.04 "1989 Investors" means investors who were parties to the 1989
           --------------
Agreement.

    10.05 "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

    10.06 "Preferred Shareholders" means the holders of shares of Series A
           ----------------------
Preferred, Series B Preferred, Series C Preferred and Series D Preferred.

    10.07 "Series A Preferred" means shares of Series A Preferred Stock, $.01
           ------------------
par value, of the Company.

    10.08 "Series B Preferred" means shares of Series B Preferred Stock, $.01
           ------------------
par value, of the Company.

    10.09 "Shares" means the shares of Series C Preferred and Series D Preferred
           ------
being purchased hereunder.

    10.10 "Subsidiary" means any corporation at least a majority of the Voting
           ----------
Stock of which is, at the time as of which any determination is being made, owned by the Company either directly or through Subsidiaries.

    10.11 "Voting Stock" means any shares of stock having general voting power
           ------------
in electing the Board of Directors of the Company (irrespective of whether or not at the time stock of any other class or classes has or might have voting power by reason of the happening of any contingency).

11. Miscellaneous Provisions.
    ------------------------

    11.01 1989 Investor Consent and Waiver.  The 1989 Investors hereby agree
          --------------------------------
that (a) effective upon the execution of this Agreement, Sections 5, 8 and 9 in their entirety of the 1989 Agreement are amended and superseded in full by Sections 5, 8 and 9 respectively of this Agreement; and (b) any and all preemptive rights that each 1989 Investor has or may have pursuant to Section 8 of the 1989 Agreement are hereby waived with respect to the issuance of the Series C Preferred Stock and Series D Proposed Stock to be issued hereunder. Each of the 1989 Investors hereby consents to the granting of registration rights to the Series D Preferred holders pursuant to Section 9 of this Agreement (in accordance with Section 9 of the 1989 Agreement), and, (ii) the execution and delivery of the Amended Shareholder Agreement.

    11.02 Construction.  This Agreement shall be construed and enforced in
          ------------
accordance with and governed by the laws of the Commonwealth of Massachusetts.

    11.03 Notices.  All notices, requests, demands and other communications
          -------
called for or contemplated hereunder shall be in writing and shall be deemed duly given when deposited in the U.S. mail, certified mail, or registered mail, postage prepaid, with return receipt requested, or when transmitted by wire or telex, addressed to the parties at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

    If to Preferred Shareholders:   At the addresses listed on
                                    Exhibit A hereto.

    If to the Company:  Vivid Technologies, Inc.
                        590 Lincoln Street
                        Waltham, Massachusetts 02154
                        Attention:  President

    11.04 Assignment.  This Agreement shall be binding upon and shall inure to
          ----------
the benefit of the Company and the Preferred Shareholders and their respective successors and assigns.

    11.05 Succession to Rights.  The rights and powers of each Preferred
          --------------------
Shareholder hereunder are granted to such Preferred Shareholder as an owner of the Shares. Consequently, the parties agree that, except as limited by Section 8.05, such rights and powers exist separately and distinctly with respect to each share of the Securities and as to each such share shall pass with it so that any owner of any shares of the Securities whether becoming such by transfer, assignment, operation of law or otherwise, shall have all of the rights and powers of such Preferred Shareholder hereunder, and shall be entitled to exercise them in full, with or without the agreement or consent of other such owners, and no transfer or assignment shall divest such Preferred Shareholder or any subsequent owner of such rights and powers unless all shares of the Securities owned by such persons are transferred or assigned.

    11.06 Amendments and Waiver.  This Agreement and all exhibits hereto set
          ---------------------
forth the entire understanding of the parties with respect to the transactions contemplated hereby, and no party shall be bound by or deemed to have made any representations or warranties except those contained herein. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least 60% of the Series B Preferred and 60% of the Series D Preferred (including for purposes hereof Conversion Stock into which shares of Series B Preferred and Series D Preferred have been converted). Notwithstanding anything to the contrary in this Section 11.05, no holder of Registrable Shares will be bound by any consent authorized by this Section 11.05 to the extent that such consent relates to the rights of such holder under Section 9 hereof, unless the holders of at least a majority of the Registrable Shares then outstanding have so consented or agreed in writing to be so bound. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach.

    11.07 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

    11.08 Headings.  The headings and the table of contents of this Agreement
          --------
are for reference purposes only and shall not be deemed to have any substantive effect.

    11.09 Expenses.  Whether or not the transactions contemplated by this
          --------
Agreement are consummated, the Company shall pay the reasonable expenses and legal fees of Hale and Dorr, counsel to the Preferred Shareholders, in connection with the negotiation and drafting of this Agreement and the transactions contemplated hereby.

    11.10 Confidential Information.  Each of the Preferred Shareholders agrees
          ------------------------
that it will treat all proprietary information received by it at any time concerning the Company or its present or proposed business as confidential information and that it will not, directly or indirectly, disclose such information to any third party.

    11.11 Knowledge and Absence of Personal Liability of Certain Persons.  In
          --------------------------------------------------------------
any provision of this Agreement or any certificate or other instrument delivered pursuant hereto in which a fact or matter is stated to be to the best of the party's knowledge or that the party has no reason to believe the existence or nonexistence of a fact or matter, such statements shall be deemed to be limited to the actual knowledge and state of mind of the officer or employee executing and/or initialing and delivering such agreement or instrument on behalf of such party. Each officer or individual who executes and/or initials and delivers this Agreement or any certificate or other instrument pursuant hereto on behalf of any party hereto, shall be deemed to be acting in a representative capacity, and no such individual shall have any personal liability hereunder as a result of so acting in the absence of fraud or gross negligence on the part of such officer or individual.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             VIVID TECHNOLOGIES, INC.

                                             By:_________________________
                                                S. David Ellenbogen,
                                                President

    For the purposes of Article 3 hereof only, each of the undersigned Founders has executed this Agreement as of the date first written above.

                                          _____________________________
                                          S. David Ellenbogen

                                          _____________________________

                                          Jay A. Stein

THE INVESTORS AND THE           ALTA III Limited Partnership
1989 INVESTORS                  By:   Alta III Management
                                      Partners Limited
                                      Partnership

                                By:____________________________
                                    General Partner


                                GALLION PARTNERS II
                                By:   Golden Coins, N.V.,
                                      Investment General Partner
                                By: ABN Trustcompany (Curacao) N.V., Managing Director

                                By:____________________________

                                    Attorney-in-Fact


                                ALTA JAMI C.V.
                                By:   Golden Coins N.V., Managing General
                                      Partner
                                By: ABN Trustcompany (Curacao) N.V., Managing Director

                                By:____________________________

                                    Under Power of Attorney


                                C.V. SOFINNOVA PARTNERS FOUR
                                By:   Sofinnova (International)
                                      Four N.V., General Partner

                                By:____________________________

                                    Under Power of Attorney


                                PIONEER VENTURES LIMITED
                                    PARTNERSHIP

                                By:____________________________


                                CLAFLIN CAPITAL IV


                                By:____________________________


                                CLAFLIN CAPITAL V

                                BY:_____________________________


                                BETA PARTNERS LIMITED PARTNERSHIP
                                BY: Beta Management Limited
                                      Partnership, General
                                      Partner


                                By:_____________________________

                                    General Partner


                                MASSACHUSETTS CAPITAL RESOURCE
                                 COMPANY


                                By:_____________________________
                                    Richard W. Anderson,
                                    Senior Vice President


                                LPP PARTNERSHIP


                                By:_____________________________
                                    Christopher W. Lynch, Partner

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

                          Number of              No. of
                          Series C   Aggregate   Series D   Aggregate
                          Shares     Considera-  Shares     Considera-
Name and Address          Purchased  tion        Purchased  tion
----------------          ---------  ----------  ---------  ----------
Alta III                     51,030    $510,300     37,800     $56,700
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Gallion Partners II           8,100    $ 81,000      6,000     $ 9,000
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Alta Jami C.V.                8,910    $ 89,100      6,600     $ 9,900
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan


C.V. Sofinnova               12,960   $ 129,600      9,600    $ 14,400
Partners Four
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Pioneer Ventures             25,650    $256,500     19,000     $28,500
Limited Partnership
60 State Street
Boston, MA  02109
Attn: Christopher Lynch

Claflin Capital IV            9,000    $ 90,000      6,666     $ 9,999
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Claflin Capital V             9,000    $ 90,000      6,667     $10,001
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Beta Partners Limited        27,000    $270,000     20,000     $30,000
 Partnership
c/o Beta Partners, Inc.
One Post Office Square
Boston, MA  02109
Attn:  Frank Kenny

Massachusetts Capital
Resource Company             27,000    $270,000     20,000     $30,000
420 Boylston Street
Boston, MA  02116
Attn: Richard W. Anderson

LPP Partnership               1,350    $ 13,500      1,000     $ 1,500
c/o Pioneer Capital
 Corporation
60 State Street
Boston, MA  02109
                            =======    ========    =======

                            180,000  $1,800,000    133,333    $200,000

                                  EXHIBIT A-1
                                  -----------

                                   INVESTORS
                                   ---------

                           Number of              No. of
                           Series C   Aggregate   Series D   Aggregate
                           Shares     Considera-  Shares     Considera-
Name and Address           Purchased  tion        Purchased  tion
----------------           ---------  ----------  ---------  ----------
Alta III                       9,006     $90,060      6,670     $10,005
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Gallion Partners II            1,429     $14,290      1,060     $ 1,590
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Alta Jami C.V.                 1,572     $15,720      1,164     $ 1,746
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

C.V. Sofinnova                 2,287     $22,870      1,694     $ 2,541
Partners Four
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Pioneer Ventures               4,527     $45,270      3,354     $ 5,031
Limited Partnership
60 State Street
Boston, MA  02109
Attn: Christopher Lynch

Claflin Capital IV             1,588     $15,880      1,176     $ 1,764
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Claflin Capital V              1,588     $15,880      1,176     $ 1,764
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Beta Partners Limited          4,765     $47,650      3,530     $ 5,295
 Partnership
c/o Beta Partners, Inc.
One Post Office Square
Boston, MA  02109
Attn:  Frank Kenny

LPP Partnership                  238     $ 2,380        176       $ 264
c/o Pioneer Capital
 Corporation
60 State Street
Boston, MA  02109
                              ======     =======     ======

                              27,000   $ 270,000     20,000    $ 30,000

                                  EXHIBIT A-2
                                  -----------

                                   INVESTORS
                                   ---------

                           Number of              No. of
                           Series C   Aggregate   Series D   Aggregate
                           Shares     Considera-  Shares     Considera-
Name and Address           Purchased  tion        Purchased  tion
----------------           ---------  ----------  ---------  ----------
Alta III                      60,036    $600,360     44,470     $66,705
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Gallion Partners II            9,529    $ 95,290      7,060     $10,590
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Alta Jami C.V.                10,482    $104,820      7,764     $11,646
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

C.V. Sofinnova                15,247    $152,470     11,294     $16,941
Partners Four
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Pioneer Ventures              30,177    $301,770     22,354     $33,531
Limited Partnership
60 State Street
Boston, MA  02109
Attn: Christopher Lynch

Claflin Capital IV            10,588    $105,880      7,842     $11,763
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Claflin Capital V             10,588    $105,880      7,843     $11,765
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Beta Partners Limited         31,765    $317,650     23,530     $35,295
 Partnership
c/o Beta Partners, Inc.
One Post Office Square
Boston, MA  02109
Attn:  Frank Kenny

LPP Partnership                1,588    $ 15,880      1,176     $ 1,764
c/o Pioneer Capital
 Corporation
60 State Street
Boston, MA  02109
                             =======   =========    =======

                             180,000  $1,800,000    133,333    $200,000